SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8-K/A

                         Amendment No. 1



         Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




    Date of Report (date of event reported):  March 31, 1997.



                HEADWAY CORPORATE RESOURCES, INC.
     (Exact name of registrant as specified in its charter)


                 Commission File Number: 0-23170

                DELAWARE                        75-2134871
     (State or other jurisdiction of         (I.R.S. Employer
     incorporation or organization)         Identification No.)


      850 Third Avenue, 11th Floor
              New York, NY                         10022
(Address of principal executive offices)        (Zip Code)


         Registrant's Telephone Number:  (212) 508-3560


                         NOT APPLICABLE
      (Former name, former address and former fiscal year,
                  if changed since last report)

           ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     On or about April 14, 1997, Headway Corporate Resources, Inc. ("Company"), filed a current report on Form 8-K reporting that the Company acquired on March 31, 1997, substantially all the assets of Advanced Staffing Solutions, Inc. ("Advanced"), a North Carolina corporation engaged in the business of offering human resource management services similar to those offered by the Company. This is an amendment to that report filed for the purpose of presenting the pro forma financial information required by Item 7(b).

(b)  Pro Forma Financial Information

     Balance Sheet. A pro forma balance sheet is not required under Item 310(d)(2) of Regulation S-B, because the unaudited consolidated balance sheet of the Company as of March 31, 1997, filed on May 15, 1997, with the Company's quarterly report on Form 10-QSB includes the acquisition of Advanced.

     Income Statements. Included with this amendment beginning on page F-1 are the pro forma condensed combined statements of operations of the Company for the year ended December 31, 1996, and the three months ended March 31, 1997, giving effect to the acquisition of Advanced.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HEADWAY CORPORATE RESOURCES, INC.

DATED:  June 13, 1997         By: Barry Roseman (Signature)
                                  President

              HEADWAY CORPORATE RESOURCES, INC.
                PRO FORMA CONDENSED COMBINED
                  STATEMENTS OF OPERATIONS
                    BASIS OF PRESENTATION
                         (UNAUDITED)




The following pro forma condensed combined statements of operations for the year ended December 31, 1996, and the three months ended March 31, 1997 give effect to Headway
Corporate Resources, Inc. ("Headway" or the "Company") acquiring, through a wholly-owned subsidiary, substantially all the assets of Advanced Staffing Solutions, Inc. ("Advanced").

The pro forma information is based on the historical financial statements of the Company and Advanced, giving effect to the transactions under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements.

The pro forma statements of operations for the year ended
December 31, 1996 and the three months ended March 31, 1997 give effect to these transactions as if they occurred at the beginning of the respective periods presented.

The pro forma condensed combined statements of operations have been prepared by the Company's management based upon the historical financial statements of the Company and Advanced. These pro forma condensed combined statements of operations may not be indicative of the results that actually would have occurred if the acquisitions and related financing had been in effect on the dates indicated. The pro forma condensed combined statements of operations should be read in conjunction with the historical financial statements and notes contained in the Company's annual report on Form 10-KSB and the Company's quarterly report on Form 10-QSB and the historical financial statements of Advanced contained in the Company's Form 8-K dated March 31, 1997.

              HEADWAY CORPORATE RESOURCES, INC.
    PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
          FOR THE THREE MONTHS ENDED MARCH 31, 1997
                         (UNAUDITED)
(In Thousands of Dollars except Share and Per Share Amounts)


                              Historical
                                                Pro forma Adjustments
                          Headway                    DR       CR       Pro forma
                       Consolidated  Advanced                          Combined

Revenue - Human
  Resource Mangement       22,076      780            _        _        22,856
Management
Revenue - Advisory
  Services                  1,073        _            _         _        1,073

Total revenue              23,149      780            _         _       23,929

License fee                     _      246(6)         _         _          246
Other operating expenses   21,329      503           80(3)      _       21,912
Operating income            1,820       31           80         _        1,771
Interest and Other                                   89(1)
 Expenses (income)           (783)       5           17(2)      _         (672)

Income before income taxes  2,603       26          186         _        2,443

Provision for income taxes  1,044        _            _        64(5)       980

Net income                  1,559       26          186        64        1,463
Preferred dividend
  requirements                (52)       _            _         _          (52)

Net income available
  for common stockholders   1,507       26          186        64        1,411

Primary net income per
  common and common
  equivalent share            .19                                          .17

Fully diluted net income
  per common and common
  equivalent share            .16                                          .15

Average common and common
  equivalent share
  outstanding - Primary     8,072,834                                  8,072,834

Average common and common
  equivalent shares
  outstanding - fully
  diluted                   9,924,576                                  9,924,576

              HEADWAY CORPORATE RESOURCES, INC.
    PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
            FOR THE YEAR ENDED DECEMBER 31, 1996
                         (UNAUDITED)
  (In Thousands Dollars except Share and Per Share Amounts)


                              Historical
                                                Pro forma Adjustments
                           Headway                   DR       CR       Pro forma
                        Consolidated  Advanced                         Combined

Revenue - Human
  Resource Management       53,389      3,079         _        _        56,468
Revenue - Advisory
  Services                   3,808          _         _        _         3,808

Total revenue               57,197      3,079         _        _        60,276

License fee                      _        926(6)      _        _           926
Stock compensation               _        850(7)      _        _           850
Other operating expenses    54,254      2,297       318(3)   425(4)     56,444

Operating income (loss)      2,943       (994)      318(3)   425         2,056

Interest and other                                  352(1)
  expenses                   1,061         16        66(2)     _         1,495

Income before income taxes   1,882     (1,010)       736     425           561

Provision for income taxes     700          _          _     528(5)        172

Net income (loss)            1,182     (1,010)       736     953           389

Deemed dividend on
  preferred stock           (1,470)         _          _       _        (1,470)

Preferred dividend
  requirements                (276)         _          _        _         (276)

Net (loss) available for
  common stockholders         (564)    (1,010)       736      953       (1,357)

Primary net (loss) per common
 and common equivalent share  (.08)                                       (.20)

Average common and common
  equivalent shares
  outstanding - primary      6,643,326                                6,643,326

              HEADWAY CORPORATE RESOURCES, INC.
            NOTES TO PRO FORMA CONDENSED COMBINED
                  STATEMENTS OF OPERATIONS
                         (Unaudited)



(1) To record interest expense on borrowings to finance the acquisition at an assumed rate of 8.87% for the three months ended March 31, 1997 and 8.79% for the year ended December 31, 1996.

(2) To record amortization of loan acquisition costs over term of related loan.

(3) To record amortization of intangibles resulting from the transaction over 20 years.

(4) To eliminate the fee associated with the election by Advanced to terminate its licensing agreement. Under the terms of the licensing agreement, the licensor was responsible for invoicing and collecting from clients and employs the temporary workers. The election to terminate the licensing agreement was made in connection with the sale of its client list to the Company.

(5) To record income tax expense based on a 40% effective tax rate.

(6) These services are now provided by the Company and it is anticipated that the cost to provide these services will be reduced.

(7) This expense is a one-time charge relating to an option granted to us offering to purchase shares of common stock. This value was based on an independent appraisal.